UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

FIRST UNITED CORPORATION
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC

DRIVER OPPORTUNITY PARTNERS I LP
J. ABBOTT R. COOPER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), has filed a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its nominee at the upcoming annual meeting of shareholders of First United Corporation, a Maryland corporation (the “First United”).

Item 1: On February 10, 2021, J. Abbott R. Cooper, Driver’s managing member, sent the below letter to Tonya Sturm, First United’s Chief Financial Officer and Secretary:

DRIVER MANAGEMENT COMPANY LLC

250 Park Avenue, 7th Floor

New York, NY 10177

646-360-0791

February 10, 2021

Ms. Tonya Sturm
Chief Financial Officer and Secretary
First United Corporation
19 South Second Street
Oakland, MD 21550

VIA EMAIL

Dear Tonya,

To follow up on our recent email exchanges, could you please provide answers to the following questions regarding shares (“Shares”) of the common stock of First United Corporation (“First United”) purchased by the Trust Department (the “Trust Department”) of First United Bank & Trust (the “Bank”) using assets of First United’s noncontributory defined benefit pension plan (the “Pension Plan”)?

1.	While a Schedule 13G/A filed on January 20, 2020 indicated that the Bank (presumably the Trust Department) had “sole voting power and sole dispositive power” with respect to 194,124 Shares (including any Shares subsequently purchased by the Pension Plan, the “Pension Plan Shares”) owned by the Pension Plan (representing 2.78% of issued and outstanding Shares), a separate Schedule 13 G/A filed five days later on January 25, 2021 indicated that the Bank did not have either sole voting power or sole dispositive power with respect to the Pension Plan Shares.[1] Your prior emails advises that the Bank “has no investment discretion with respect to any” Shares. If not the Bank, who has voting power with respect to the Pension Plan Shares?

2.	In a Form 8-K filed on November 25, 2019, First United disclosed that the Board of Directors (the “Board”) “authorized” the Trust Department to buy Shares using the Pension Plan’s assets.[2] Does the Board have voting power and/or dispositive power with respect to the Pension Plan Shares?

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1 See https://www.sec.gov/Archives/edgar/data/763907/000110465921005659/tm213617d1_sc13ga.htm and

https://www.sec.gov/Archives/edgar/data/763907/000110465921007144/tm213999d1_sc13ga.htm; percentage ownership based on 6,988,998

Shares issued and outstanding as of October 31, 2020.

See https://www.sec.gov/ix?doc=/Archives/edgar/data/763907/000156276220000409/func-20200930x10q.htm

2https://www.sec.gov/Archives/edgar/data/763907/000110465919067051/tm1923845d1_8k.htm

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3.	According to a Form 10-Q/A filed by First United on September 4, 2020, during March 2020, the Trust Department purchased 97,128 Shares (the “March Shares”), representing 1.39% of issued and outstanding Shares.[3] These shares were purchased immediately prior to the record date of April 7, 2020 for First United’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”). Particularly given that a contested election for directors to be elected at the 2020 Annual Meeting was underway, why didn’t First United disclose that the Trust Department had purchased the March Shares until September 4, 2020, almost four months after the 2020 Annual Meeting?

4.	First United disclosed the beneficial ownership of Shares by members of the Board in a proxy statement (the “Proxy Statement”) filed April 17, 2020.[4] If the Board had sole voting power and sole dispositive power with respect to the March Shares, why didn’t First United disclose that fact—which a reasonably investor might consider material—either in the beneficial ownership table or elsewhere in the Proxy Statement?

5.	The March Shares appear to be held in a fiduciary capacity for the benefit of participants in the Pension Plan and presumably are subject to the rules and regulations promulgated by the United States Department of Labor regarding proxy voting by employee benefit plans. To the extent the Board had voting power with respect to the March Shares, what safeguards existed to ensure that the March Shares were voted in the best financial interests of Pension Plan participants and not blindly voted in favor of the Board’s nominees in order to protect an entrenched Board?

I would expect you would want to publicly disclose the answers to these questions to all First United shareholders, so there is no need to get back to me directly unless you would like me to clarify any of the above questions.

Thank you for your assistance in this matter,

/s/ Abbott

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), has filed a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its director nominee at the 2021 annual meeting of stockholders of First United Corporation, a Maryland corporation (the “Corporation”).

DRIVER STRONGLY ADVISES ALL STOCKHOLDERS OF THE CORPORATION TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

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3Based on 6,966,898 Shares issued and outstanding as of April 30, 2020. See https://www.sec.gov/Archives/edgar/data/763907/000110465920102671/tm2030269d1_10qa.htm

4https://www.sec.gov/Archives/edgar/data/763907/000110465920048280/tm2016149d1_defc14a.htm

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Participants in the Solicitation

The participants in the proxy solicitation are anticipated to be Driver Management Company LLC (“Driver Management”), Driver Opportunity Partners I LP (“Driver Opportunity”) and J. Abbott R. Cooper.

As of the date hereof, the participants in the proxy solicitation beneficially own in the aggregate 360,737 shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”). As of the date hereof, Driver Opportunity owns directly 360,737 shares of Common Stock. Driver Management, as the general partner of Driver Opportunity, may be deemed to beneficially own the shares of Common Stock directly owned by Driver Opportunity. Mr. Cooper, as the Managing Member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity.

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